Exhibit 99.1

3rd Quarter 2026 // Quarter Ended September 30, 2026

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

centerspace

Lugano at Cherry Creek // Denver, CO

Earnings Release

Centerspace Reports Third Quarter 2026 Financial & Operating Results
MINNEAPOLIS, MN, November 2, 2026 – Centerspace (NYSE: CSR) (the “Company”) announced today its financial and operating results for the three and nine months ended September 30, 2026. The tables below show Net Income, Funds from Operations (“FFO”)1, and Core FFO1, all on a per diluted share basis, for the three and nine months ended September 30, 2026; Same-Store Revenues, Expenses, and Net Operating Income (“NOI”)1 over comparable periods; and Same-Store Weighted Average Occupancy, Lease Rate Growth, and Resident Retention for each of the three months ended September 30, 2026, June 30, 2026, and September 30, 2025 and the nine months ended September 30, 2026 and 2025.

	Three Months Ended September 30,		Nine Months Ended September 30,
Per Common Share	2026	2025	2026	2025
Net income - diluted	$7.28	$3.19	$6.46	$2.12
FFO - diluted(1)	$0.83	$1.19	$3.10	$3.60
Core FFO - diluted(1)	$1.11	$1.19	$3.51	$3.68

	Year-Over-Year Comparison	Sequential Comparison	YTD Comparison
Same-Store Results(2)	Q3 2026 vs. Q3 2025	Q3 2026 vs. Q2 2026	2026 vs. 2025
Revenues	—%	—%	—%
Expenses	4.2%	8.1%	2.7%
NOI(1)	(2.7)%	(4.9)%	(1.7)%

	Three months ended			Nine months ended
Same-Store Results(2)	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Weighted Average Occupancy	95.0%	96.0%	95.7%	95.5%	95.8%
Effective New Lease Rate Growth	(1.9)%	(0.8)%	(3.7)%	(1.7)%	(1.2)%
Effective Renewal Lease Rate Growth	3.4%	3.4%	2.8%	3.3%	2.8%
Effective Blended Lease Rate Growth (3)	1.7%	1.8%	0.5%	1.3%	1.2%
Retention Rate	61.5%	61.8%	61.9%	60.2%	62.3%
(1)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures refer to “Non-GAAP Financial Measures and Reconciliations” and “Non-GAAP Financial Measures and Other Terms” in the Supplemental Financial and Operating Data below.
(2)Same-store results are updated for annual composition changes including acquisitions, dispositions, changes in held for sale classification, and repositioning activity. The current same-store results include 44 apartment communities. During the nine months ended September 30, 2026, we disposed of fourteen apartment communities. Refer to “Non-GAAP Financial Measures and Reconciliations” in Supplemental Financial and Operating Data within.
(3)Effective blended lease rate growth is weighted by lease count.
Overview of the Third Quarter
•Disposed of thirteen apartment communities consisting of 1,634 homes for an aggregate sales price of $288.8 million, bringing total aggregate sales price on dispositions during the year to $318.8 million;
•Fully repaid the line of credit balances and reduced borrowing capacity by $150.0 million to $250.0 million, contributing to a $4.6 million decrease in interest expense compared to the same period in the prior year and driving net debt to Adjusted EBITDA of 6.3x;

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•Revenue decreased by $11.9 million or 16.6% to $59.5 million, compared to $71.4 million for the same period of the prior year, primarily due to the sale of 14 apartment communities during the nine months ended September 30, 2026 and 12 apartment communities in the prior year, offset by increased revenue from non-same-store communities;
•Same-store revenues were flat year over year, while property operating expenses increased by 4.2%, partially due to a large one-time utility expense of $200,000, resulting in a 2.7% decrease in same-store NOI compared to the same period of the prior year;
•Net income was $7.28 per diluted share, compared to net income of $3.19 per diluted share for the same period of the prior year primarily due to the higher gain on sale of real estate and other investments of $150.3 million compared to $79.5 million in the same period of the prior year; and
•Core FFO per diluted share decreased 6.7% to $1.11, compared to $1.19 for the same period of the prior year, primarily reflecting dispositions in 2026 and 2025, partially offset by higher NOI from non-same-store communities and lower casualty loss and lower interest expense.
Balance Sheet
At the end of the third quarter, Centerspace had $366.2 million of total liquidity on its balance sheet, consisting of $250.0 million available under its line of credit and cash and cash equivalents of $116.2 million.
Pending IRT Business Combination
On September 8, 2026, Centerspace entered into a merger agreement with Independence Realty Trust, Inc. (“IRT”) and the other parties thereto. Under the agreement, as amended, each outstanding Centerspace common share, other than specified excluded shares, will be converted into the right to receive 3.8 shares of IRT common stock, subject to adjustments provided in the agreement, with cash paid in lieu of fractional shares. Completion remains subject to required shareholder approvals and other closing conditions. Centerspace has scheduled a special meeting of shareholders for November 10, 2026. Additional information is available in the definitive joint proxy statement/prospectus and the Company’s SEC filings.
2026 Financial Outlook
In light of the proposed merger with IRT announced on September 8, 2026, Centerspace will no longer provide guidance nor is it affirming past guidance.
Upcoming Events
Centerspace to hold a special meeting of shareholders on November 10, 2026 at 9:30 a.m. Central Time.
Supplemental Information
Supplemental Operating and Financial Data for the quarter ended September 30, 2026 included herein (“Supplemental Information”) is available in the Investors section on Centerspace’s website at https://www.centerspacehomes.com or by calling Investor Relations at 952-401-6600. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.
About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of September 30, 2026, Centerspace owned 47 apartment communities consisting of 10,456 homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and Utah. Centerspace was named a Top Workplace in 2026 by USA Today and for the seventh consecutive year in 2026 by the Minnesota Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release and the Supplemental Operating and Financial Data are based on the Company's current expectations and assumptions, and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions, or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the Company believes the expectations reflected in its forward-looking statements are

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based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the Company's control and could differ materially from actual results and performance. Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 and Annual Report on Form 10-K for the year ended December 31, 2025, and in its other filings with the SEC. In addition, such risks, uncertainties and other factors include, but are not limited to: the ability to complete the proposed business combination with Independence Realty Trust, Inc. (“IRT”) on the terms or timeline currently contemplated, or at all; the ability to obtain required shareholder approvals and satisfy or obtain waivers of the other closing conditions; IRT’s right to defer Closing under specified circumstances relating to lender consents; changes in the market price of IRT common stock and the resulting market value of the consideration payable to Centerspace shareholders; adjustments to the exchange ratio resulting from certain special distributions; substantial transaction costs and the potential obligation to pay a termination fee if the merger agreement is terminated under specified circumstances; restrictions on the Company’s operations, financing and capital allocation activities and its ability to pursue alternative transactions during the pendency of the business combination; disruption of business relationships and uncertainty affecting employee recruitment and retention; diversion of management’s attention from ongoing operations and other business opportunities; litigation or other proceedings relating to the business combination; adverse effects on the Company’s business, financial condition, results of operations, share price and reputation if the business combination is delayed or not completed; the ability to realize the anticipated benefits of the business combination and manage transition and integration risks; Centerspace's ability to realize the anticipated benefits of its recently completed dispositions; and other risks described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, its Annual Report on Form 10-K for the year ended December 31, 2025 and its other filings with the SEC. The Company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Justin Ziegler
Phone: 952-401-6600
Email: IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 952-401-6600
Email: kweber@centerspacehomes.com

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Supplemental Financial and Operating Data
Table of Contents
September 30, 2026

CENTERSPACE
COMMON SHARE DATA (NYSE: CSR)

	Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
High closing price	$58.62	$68.89	$67.00	$67.73	$61.09
Low closing price	$52.39	$54.89	$57.05	$57.41	$53.18
Average closing price	$55.33	$63.04	$62.88	$62.84	$57.79
Closing price at end of quarter	$54.40	$56.19	$57.45	$66.72	$58.90
Common share distributions – annualized	$3.08	$3.08	$3.08	$3.08	$3.08
Closing price dividend yield – annualized	5.7%	5.5%	5.4%	4.6%	5.2%
Closing common shares outstanding (thousands)	16,824	16,792	16,803	16,761	16,703
Closing limited partnership units outstanding (thousands)	878	882	901	920	963
Closing Series E preferred units, as converted (thousands)	1,852	1,878	1,884	1,892	1,894
Total closing common shares, limited partnership units, and Series E preferred units, as converted, outstanding (thousands)	19,554	19,552	19,588	19,573	19,560
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units and Series E preferred units, as converted (thousands)	$1,063,738	$1,098,627	$1,125,331	$1,305,911	$1,152,084

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands)

	Three Months Ended					Nine Months Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
REVENUE	$59,515	$65,782	$65,069	$66,621	$71,399	$190,366	$207,041
EXPENSES
Property operating expenses, excluding real estate taxes	17,506	17,625	18,242	18,496	21,210	53,373	59,131
Real estate taxes	6,157	7,022	7,332	6,140	7,165	20,511	22,506
Property management expense	1,986	2,094	2,379	2,323	2,489	6,459	7,315
Casualty loss, net of recoveries	(441)	(206)	(21)	(242)	127	(668)	1,058
Depreciation and amortization	23,127	25,075	26,498	29,424	29,056	74,700	83,807
Impairment of real estate investments	—	—	9,700	14,500	8,676	9,700	23,219
General and administrative expenses	4,995	5,659	6,332	6,542	4,997	16,986	14,376
Merger related costs	5,020	—	—	—	—	5,020	—
TOTAL EXPENSES	$58,350	$57,269	$70,462	$77,183	$73,720	$186,081	$211,412
Gain (loss) on sale of real estate and other investments	150,308	271	—	(61)	79,531	150,579	79,531
Operating income (loss)	151,473	8,784	(5,393)	(10,623)	77,210	154,864	75,160
Interest expense	(8,412)	(10,623)	(10,470)	(11,536)	(12,989)	(29,505)	(33,348)
Loss on extinguishment of debt	(526)	—	—	(95)	(3)	(526)	(3)
Interest and other income	1,112	709	890	776	1,190	2,711	2,633
NET INCOME (LOSS)	$143,647	$(1,130)	$(14,973)	$(21,478)	$65,408	$127,544	$44,442
Distributions to Series D preferred unitholders	(57)	(58)	(57)	(57)	(109)	(172)	(429)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	(20,262)	168	2,141	3,102	(9,197)	(17,953)	(6,071)
Net income attributable to noncontrolling interests – consolidated real estate entities	—	—	—	—	(2,319)	—	(2,408)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$123,328	$(1,020)	$(12,889)	$(18,433)	$53,783	$109,419	$35,534

Per Share Data - Basic
Net income (loss) per common share – basic	$7.32	$(0.07)	$(0.77)	$(1.10)	$3.22	$6.49	$2.12

Per Share Data - Diluted
Net income (loss) per common share – diluted	$7.28	$(0.07)	$(0.77)	$(1.10)	$3.19	$6.46	$2.12

S-2

CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
ASSETS
Real estate investments
Property owned	$2,266,599	$2,261,220	$2,518,162	$2,524,020	$2,536,166
Less accumulated depreciation	(628,285)	(605,402)	(685,769)	(660,124)	(638,217)
Total real estate investments	1,638,314	1,655,818	1,832,393	1,863,896	1,897,949
Cash and cash equivalents	116,235	8,560	7,555	12,833	12,896
Restricted cash	2,846	1,883	2,710	2,818	52,943
Other assets	36,635	38,993	44,928	46,620	47,516
Assets held for sale, net	—	135,111	—	—	86,302
TOTAL ASSETS	$1,794,030	$1,840,365	$1,887,586	$1,926,167	$2,097,606

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$54,048	$51,370	$55,872	$59,247	$66,124
Revolving lines of credit	—	176,000	150,429	154,925	222,500
Notes payable, net	299,623	299,608	299,594	299,579	299,564
Mortgages payable, net	512,984	513,975	565,611	566,660	622,074
Liabilities held for sale, net	—	1,460	—	—	420
TOTAL LIABILITIES	$866,655	$1,042,413	$1,071,506	$1,080,411	$1,210,682

SERIES D PREFERRED UNITS	$5,940	$5,940	$5,940	$5,940	$5,940
EQUITY
Common Shares of Beneficial Interest	1,371,928	1,369,753	1,370,461	1,368,834	1,366,980
Accumulated distributions in excess of net income	(579,173)	(689,530)	(675,493)	(649,678)	(618,341)
Total shareholders’ equity	$792,755	$680,223	$694,968	$719,156	$748,639
Noncontrolling interests – Operating Partnership and Series E preferred units	128,680	111,789	115,172	120,660	128,038
Noncontrolling interests – consolidated real estate entities	—	—	—	—	4,307
TOTAL EQUITY	$921,435	$792,012	$810,140	$839,816	$880,984
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,794,030	$1,840,365	$1,887,586	$1,926,167	$2,097,606

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)
This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by the Company, may not be comparable to non-GAAP measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does. The non-GAAP financial measures are defined and further explained on pages S-17 through S-21, “Non-GAAP Financial Measures and Other Terms.”
The Company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or stabilized for substantially all of the periods being compared and, in the case of newly-acquired or constructed communities, have achieved a target level of physical occupancy of 90%, or re-positioned communities when they have achieved stabilized operations. Non-same store communities are communities not owned or stabilized as of the beginning of the previous year, including re-positioned communities, and excluding communities sold, held for sale and the non-multifamily components of mixed-use properties.
On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows the Company to evaluate the performance of existing apartment communities and their contribution to net operating income (“NOI”). The Company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the Company has been successful in increasing NOI (defined and reconciled below), raising average rental revenue, renewing leases on existing residents, controlling operating costs, and making prudent capital improvements.
For the comparison of the nine months ended September 30, 2026 and 2025, 44 apartment communities were same-store and three apartment communities were non-same-store. Sold communities are included in “Dispositions,” while “Other properties” includes non-multifamily properties and the non-multifamily components of mixed-use properties. During the nine months ended September 30, 2026, the Company disposed of fourteen apartment communities consisting of 1,810 apartment homes. During the year ended December 31, 2025, the Company disposed of 12 apartment communities consisting of 1,511 apartment homes.

S-4

CENTERSPACE
RECONCILIATIONS OF OPERATING INCOME TO NET OPERATING INCOME (1)

	(dollars in thousands)
	Three Months Ended			Sequential		Year-Over-Year
	9/30/2026	6/30/2026	9/30/2025	$ Change	% Change	$ Change	% Change
Operating income	$151,473	$8,784	$77,210	$142,689	1,624.4%	$74,263	96.2%
Adjustments:
Property management expenses	1,986	2,094	2,489	(108)	(5.2)%	(503)	(20.2)%
Casualty loss, net of recoveries	(441)	(206)	127	(235)	114.1%	(568)	(447.2)%
Depreciation and amortization	23,127	25,075	29,056	(1,948)	(7.8)%	(5,929)	(20.4)%
Impairment of real estate investments	—	—	8,676	—	N/A	(8,676)	(100.0)%
General and administrative expenses	4,995	5,659	4,997	(664)	(11.7)%	(2)	—%
Merger related costs	5,020	—	—	5,020	N/A	5,020	N/A
Gain on sale of real estate and other investments	(150,308)	(271)	(79,531)	(150,037)	*	(70,777)	89.0%
Net operating income(1)	$35,852	$41,135	$43,024	$(5,283)	(12.8)%	$(7,172)	(16.7)%

Revenue
Same-store	$49,974	$49,996	$49,965	$(22)	—%	$9	—%
Non-same-store	6,199	6,087	4,992	112	*	1,207	*
Other properties	793	818	789	(25)	(3.1)%	4	0.5%
Dispositions	2,549	8,881	15,653	(6,332)	*	(13,104)	*
Total	59,515	65,782	71,399	(6,267)	(9.5)%	(11,884)	(16.6)%

Property operating expenses, including real estate taxes
Same-store	20,306	18,790	19,488	1,516	8.1%	818	4.2%
Non-same-store	2,171	2,187	2,023	(16)	*	148	*
Other properties	222	264	261	(42)	(15.9)%	(39)	(14.9)%
Dispositions	964	3,406	6,603	(2,442)	*	(5,639)	*
Total	23,663	24,647	28,375	(984)	(4.0)%	(4,712)	(16.6)%

Net operating income(1)
Same-store	29,668	31,206	30,477	(1,538)	(4.9)%	(809)	(2.7)%
Non-same-store	4,028	3,900	2,969	128	*	1,059	*
Other properties	571	554	528	17	3.1%	43	8.1%
Dispositions	1,585	5,475	9,050	(3,890)	*	(7,465)	*
Total	$35,852	$41,135	$43,024	$(5,283)	(12.8)%	$(7,172)	(16.7)%

(1)Net operating income is a non-GAAP measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information. Non-GAAP financial measures should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.
* Not a meaningful percentage.

S-5

	(dollars in thousands)
	Nine Months Ended September 30,
	2026	2025	$ Change	% Change
Operating income	$154,864	$75,160	$79,704	106.0%
Adjustments:
Property management expenses	6,459	7,315	(856)	(11.7)%
Casualty loss, net of recoveries	(668)	1,058	(1,726)	(163.1)%
Depreciation and amortization	74,700	83,807	(9,107)	(10.9)%
Impairment of real estate investments	9,700	23,219	(13,519)	(58.2)%
General and administrative expenses	16,986	14,376	2,610	18.2%
Merger related costs	5,020	—	5,020	N/A
Gain on sale of real estate and other investments	(150,579)	(79,531)	(71,048)	89.3%
Net operating income(1)	$116,482	$125,404	$(8,922)	(7.1)%

Revenue
Same-store	$149,401	$149,429	$(28)	—%
Non-same-store	18,244	8,158	10,086	*
Other properties	2,418	2,184	234	10.7%
Dispositions	20,303	47,270	(26,967)	*
Total	190,366	207,041	(16,675)	(8.1)%

Property operating expenses, including real estate taxes
Same-store	58,742	57,173	1,569	2.7%
Non-same-store	6,725	3,462	3,263	*
Other properties	767	773	(6)	(0.8)%
Dispositions	7,650	20,229	(12,579)	*
Total	73,884	81,637	(7,753)	(9.5)%

Net operating income(1)
Same-store	90,659	92,256	(1,597)	(1.7)%
Non-same-store	11,519	4,696	6,823	*
Other properties	1,651	1,411	240	17.0%
Dispositions	12,653	27,041	(14,388)	*
Total	$116,482	$125,404	$(8,922)	(7.1)%

(1)Net operating income is a non-GAAP measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information. Non-GAAP financial measures should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.
* Not a meaningful percentage.

S-6

CENTERSPACE
RECONCILIATIONS OF SAME-STORE CONTROLLABLE EXPENSES TO TOTAL PROPERTY OPERATING EXPENSES, INCLUDING REAL ESTATE TAXES (1)

	(dollars in thousands)
	Three Months Ended September 30,				Nine Months Ended September 30,
	2026	2025	$ Change	% Change	2026	2025	$ Change	% Change
Same-store controllable expenses
On-site compensation(2)	$5,318	$5,092	$226	4.4%	$15,353	$15,088	$265	1.8%
Repairs and maintenance(3)	3,293	3,255	38	1.2%	8,313	8,125	188	2.3%
Utilities	3,290	2,987	303	10.1%	9,355	8,871	484	5.5%
Administrative and marketing	1,250	1,330	(80)	(6.0)%	3,867	3,653	214	5.9%
Total	$13,151	$12,664	$487	3.8%	$36,888	$35,737	$1,151	3.2%

Same-store non-controllable expenses
Real estate taxes	$5,235	$4,845	$390	8.0%	$16,224	$15,995	$229	1.4%
Insurance	1,920	1,979	(59)	(3.0)%	5,630	5,441	189	3.5%
Total	$7,155	$6,824	$331	4.9%	$21,854	$21,436	$418	1.9%
Total property operating expenses, including real estate taxes - same-store	$20,306	$19,488	$818	4.2%	$58,742	$57,173	$1,569	2.7%

Property operating expenses, including real estate taxes - non-same-store	$2,171	$2,023	$148	*	$6,725	$3,462	$3,263	*
Property operating expenses, including real estate taxes - other properties	222	261	(39)	(14.9)%	767	773	(6)	(0.8)%
Property operating expenses, including real estate taxes - dispositions	964	6,603	(5,639)	*	7,650	20,229	(12,579)	*
Total property operating expenses, including real estate taxes	$23,663	$28,375	$(4,712)	(16.6)%	$73,884	$81,637	$(7,753)	(9.5)%

(1)Same-store controllable expenses is a non-GAAP measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)On-site compensation for administration, leasing, and maintenance personnel.
(3)Includes turnover expense.
* Not a meaningful percentage.

S-7

CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS AND CORE FUNDS FROM OPERATIONS (1)

	(in thousands, except per share amounts)
	Three Months Ended					Nine Months Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Funds from Operations(1)
Net income (loss) available to common shareholders	$123,328	$(1,020)	$(12,889)	$(18,433)	$53,783	$109,419	$35,534
Adjustments:
Noncontrolling interests – Operating Partnership and Series E preferred units	20,262	(168)	(2,141)	(3,102)	9,197	17,953	6,071
Depreciation and amortization	23,127	25,075	26,498	29,424	29,056	74,700	83,807
Less depreciation – non real estate	(64)	(67)	(67)	(83)	(85)	(198)	(252)
Less depreciation – partially owned entities	—	—	—	—	—	—	(43)
Impairment of real estate investments	—	—	9,700	14,500	8,676	9,700	23,219
(Gain) loss on sale of real estate and other investments	(150,308)	(271)	—	61	(79,531)	(150,579)	(79,531)
Less gain on sale of real estate - partially owned entities	—	—	—	1	2,251	—	2,251
Loss on sale of non real estate assets	(174)	—	—	(50)	—	(174)	—
FFO applicable to common shares and Units	$16,171	$23,549	$21,101	$22,318	$23,347	$60,821	$71,056

Adjustments to Core FFO(1):
Non-cash casualty loss (recovery)	(555)	(65)	(193)	229	(123)	(813)	308
Loss on extinguishment of debt	526	—	—	95	3	526	3
Loss on sale of non real estate assets	174	—	—	—	—	174	—
Amortization of assumed debt	214	489	365	593	530	1,068	1,365
Severance and related costs	197	880	—	—	—	1,077	—
Legal and other costs related to strategic review	126	127	977	1,336	—	1,230	—
Merger related costs	5,020	—	—	—	—	5,020	—
Other miscellaneous items(2)	(34)	—	(209)	(4)	(397)	(243)	(96)
Core FFO applicable to common shares and Units	$21,839	$24,980	$22,041	$24,567	$23,360	$68,860	$72,636

FFO applicable to common shares and Units	$16,171	$23,549	$21,101	$22,318	$23,347	$60,821	$71,056
Distributions to Series D preferred unitholders	57	58	57	57	109	172	429
FFO applicable to common shares and Units - diluted	$16,228	$23,607	$21,158	$22,375	$23,456	$60,993	$71,485

Core FFO applicable to common shares and Units	$21,839	$24,980	$22,041	$24,567	$23,360	$68,860	$72,636
Distributions to Series D preferred unitholders	57	58	57	57	109	172	429
Core FFO applicable to common shares and Units - diluted	$21,896	$25,038	$22,098	$24,624	$23,469	$69,032	$73,065

Per Share Data
Net income (loss) per share and Unit - diluted	$7.28	$(0.07)	$(0.77)	$(1.10)	$3.19	$6.46	$2.12
FFO per share and Unit - diluted(1)	$0.83	$1.20	$1.07	$1.14	$1.19	$3.10	$3.60
Core FFO per share and Unit - diluted(1)	$1.11	$1.27	$1.12	$1.25	$1.19	$3.51	$3.68

Weighted average shares - basic for net income (loss)	16,796	16,810	16,775	16,719	16,726	16,793	16,731
Effect of operating partnership Units for net income, FFO and Core FFO	881	895	914	948	966	897	972
Effect of Series D preferred units for net income, FFO and Core FFO	82	82	82	82	155	82	204
Effect of Series E preferred units for net income, FFO and Core FFO	1,877	1,883	1,892	1,894	1,898	1,884	1,903
Effect of dilutive restricted stock units and stock options for net income, FFO and Core FFO(3)	24	29	29	56	26	26	25
Weighted average shares and Units for net income, FFO and Core FFO - diluted	19,660	19,699	19,692	19,699	19,771	19,682	19,835

(1)Funds from operations and Core funds from operations are non-GAAP measures. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Consists of (gain) loss on investments and interest rate swap amortization.
(3)Includes participating and nonparticipating restricted stock units.

S-8

CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS
TO ADJUSTED EBITDA(1)

	(in thousands)
	Three Months Ended					Nine Months Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Adjusted EBITDA
Net income (loss) attributable to common shareholders	$123,328	$(1,020)	$(12,889)	$(18,433)	$53,783	$109,419	$35,534
Adjustments:
Distributions to Series D preferred unitholders	57	58	57	57	109	172	429
Noncontrolling interests – Operating Partnership and Series E preferred units	20,262	(168)	(2,141)	(3,102)	9,197	17,953	6,071
Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units	$143,647	$(1,130)	$(14,973)	$(21,478)	$63,089	$127,544	$42,034
Adjustments:
Interest expense	8,412	10,623	10,470	11,537	12,989	29,505	33,330
Loss on extinguishment of debt	526	—	—	95	3	526	3
Depreciation and amortization related to real estate investments	23,127	25,075	26,498	29,424	29,056	74,700	83,764
Impairment of real estate investments	—	—	9,700	14,500	8,676	9,700	23,219
Non-cash casualty loss (recovery)	(555)	(65)	(193)	229	(123)	(813)	308
Interest income	(1,035)	(658)	(644)	(757)	(724)	(2,337)	(2,069)
(Gain) loss on sale of real estate	(150,482)	(271)	—	12	(77,280)	(150,753)	(77,280)
Severance related costs	197	880	—	—	—	1,077	—
Legal and other costs related to strategic review	126	127	977	1,336	—	1,230	—
Merger related costs	5,020	—	—	—	—	5,020	—
Other miscellaneous items(2)	(34)	—	(209)	(4)	(455)	(243)	(503)
Adjusted EBITDA	$28,949	$34,581	$31,626	$34,894	$35,231	$95,156	$102,806

(1)Adjusted EBITDA is a non-GAAP measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Consists of (gain) loss on investments.

S-9

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
by Expiration

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2026 (remainder)	$—	$—	$—	$—	—%	—%
2027	45,979	—	—	45,979	5.4%	3.47%
2028	60,000	50,000	—	110,000	13.0%	3.10%
2029	19,108	75,000	—	94,108	11.2%	3.94%
2030	—	85,000	—	85,000	10.1%	2.62%
Thereafter	418,732	90,000	—	508,732	60.3%	3.45%
Subtotal	543,819	300,000	—	843,819	100.0%	3.37%
Premiums and discounts, net	(28,320)	—	—	(28,320)
Deferred financing costs, net	(2,515)	(377)	—	(2,892)
Total debt	$512,984	$299,623	$—	$812,607

(1)Weighted average interest rate of debt that matures during the year.

	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Debt Balances Outstanding
Secured fixed rate - mortgages payable - other	$344,969	$346,297	$398,567	$400,134	$455,934
Secured fixed rate - mortgages payable - Fannie Mae credit facility	198,850	198,850	198,850	198,850	198,850
Unsecured variable rate line of credit	—	176,000	150,429	154,925	222,500
Unsecured senior notes	300,000	300,000	300,000	300,000	300,000
Subtotal(1)	$843,819	$1,021,147	$1,047,846	$1,053,909	$1,177,284
Premiums and discounts, net	(28,320)	(28,533)	(29,023)	(29,387)	(29,763)
Deferred financing costs, net	(2,892)	(3,031)	(3,189)	(3,358)	(3,383)
Debt total	$812,607	$989,583	$1,015,634	$1,021,164	$1,144,138

Weighted average interest rates
Mortgages payable - other rate	3.94%	3.94%	3.88%	3.88%	3.87%
Mortgages payable - Fannie Mae credit facility rate	2.78%	2.78%	2.78%	2.78%	2.78%
Lines of credit rate(2)	4.87%	4.87%	4.88%	5.12%	5.51%
Unsecured senior notes rate	3.12%	3.12%	3.12%	3.12%	3.12%
Total debt	3.37%	3.63%	3.60%	3.64%	3.80%

(1)Excludes premiums, discounts, and deferred financing costs.
(2)Interest rate excludes any unused facility fees and amounts reclassified from accumulated other comprehensive income (loss) into interest expense from terminated interest rate swaps, as shown in the table below.

	Three Months Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Reclassified from Accumulated OCI into interest expense	$—	$—	$—	$—	$58

S-10

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Equity Capitalization
Common shares outstanding	16,824	16,792	16,803	16,761	16,703
Operating partnership units outstanding	878	882	901	920	963
Series E preferred units (as converted)	1,852	1,878	1,884	1,892	1,894
Total common shares, Units, and Series E preferred units, as converted, outstanding	19,554	19,552	19,588	19,573	19,560
Market price per common share (closing price at end of period)	$54.40	$56.19	$57.45	$66.72	$58.90
Equity capitalization-common shares and Units	$1,063,738	$1,098,627	$1,125,331	$1,305,911	$1,152,084

Series D preferred units	$5,940	$5,940	$5,940	$5,940	$5,940

Debt Capitalization
Total debt(1)	$843,819	$1,021,147	$1,047,846	$1,053,909	$1,177,284
Total market capitalization	$1,913,497	$2,125,714	$2,179,117	$2,365,760	$2,335,308

Total debt to total market capitalization(2)	44.1%	48.0%	48.1%	44.5%	50.4%

(1)Excludes deferred financing costs and debt premiums and discounts.
(2)Total debt to total market capitalization is a non-GAAP financial measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.

	Three Months Ended										Nine Months Ended
	9/30/2026		6/30/2026		3/31/2026		12/31/2025		9/30/2025		9/30/2026		9/30/2025
Debt service coverage ratio(1)	2.97	x	2.86	x	2.63	x	2.59	x	2.35	x	2.81	x	2.63	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization(1)	2.95	x	2.84	x	2.62	x	2.58	x	2.33	x	2.79	x	2.60	x
Net debt/Adjusted EBITDA(1)	6.28	x	7.32	x	8.22	x	7.46	x	7.90	x	5.73	x	8.12	x
Net debt and preferred equity/Adjusted EBITDA(1)	6.33	x	7.36	x	8.27	x	7.50	x	7.94	x	5.78	x	8.17	x

Distribution Data
Common shares and Units outstanding at record date (in thousands)	17,677		17,685		17,692		17,679		17,662		17,677		17,662
Total common distribution declared (in thousands)	$13,611		$13,618		$13,624		$13,613		$13,600		$40,853		$40,875
Common distribution per share and Unit	$0.77		$0.77		$0.77		$0.77		$0.77		$2.31		$2.31
Payout ratio (Core FFO per diluted share and unit basis)(1)	69.4%		60.6%		68.8%		61.6%		64.7%		65.8%		62.8%

(1)Debt service coverage ratio, adjusted EBITDA divided by interest expense plus preferred distributions and principal amortization, net debt divided by adjusted EBITDA, net debt and preferred equity divided by adjusted EBITDA, and payout ratio are non-GAAP financial measures. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-11

CENTERSPACE
SAME-STORE THIRD QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI(3)
Regions		Q3 2026	Q3 2025	% Change	Q3 2026	Q3 2025	% Change	Q3 2026	Q3 2025	% Change
Denver, CO	1,801	$10,871	$11,594	(6.2)%	$4,695	$4,081	15.0%	$6,176	$7,513	(17.8)%
Minneapolis, MN	3,433	18,019	17,779	1.3%	7,649	7,591	0.8%	10,370	10,188	1.8%
Boulder/Ft. Collins, CO	559	3,365	3,450	(2.5)%	1,147	1,092	5.0%	2,218	2,358	(5.9)%
North Dakota(1)	865	4,033	3,761	7.2%	1,502	1,495	0.5%	2,531	2,266	11.7%
Omaha, NE	872	3,928	3,832	2.5%	1,592	1,631	(2.4)%	2,336	2,201	6.1%
Rochester, MN	1,129	6,382	6,217	2.7%	2,510	2,433	3.2%	3,872	3,784	2.3%
Other Mountain West(2)	748	3,376	3,332	1.3%	1,211	1,165	3.9%	2,165	2,167	(0.1)%
Same-Store Total	9,407	$49,974	$49,965	—%	$20,306	$19,488	4.2%	$29,668	$30,477	(2.7)%

	% of NOI	Weighted Average Occupancy (4)			Average Monthly Rental Rate (4)			Average Monthly Revenue per Occupied Home (4)
Regions		Q3 2026	Q3 2025	Growth	Q3 2026	Q3 2025	% Change	Q3 2026	Q3 2025	% Change
Denver, CO	20.8%	93.4%	94.7%	(1.3)%	$1,978	$1,980	(0.1)%	$2,154	$2,266	(4.9)%
Minneapolis, MN	34.9%	95.1%	96.3%	(1.2)%	1,639	1,590	3.1%	1,839	1,792	2.6%
Boulder/Ft. Collins, CO	7.5%	93.5%	96.4%	(2.9)%	1,956	1,905	2.7%	2,145	2,133	0.6%
North Dakota(1)	8.5%	97.3%	96.1%	1.2%	1,443	1,364	5.8%	1,598	1,508	6.0%
Omaha, NE	7.9%	94.0%	93.9%	0.1%	1,453	1,401	3.7%	1,598	1,560	2.4%
Rochester, MN	13.1%	96.7%	95.8%	0.9%	1,834	1,799	1.9%	1,948	1,916	1.7%
Other Mountain West(2)	7.3%	95.7%	96.3%	(0.6)%	1,398	1,371	2.0%	1,571	1,542	1.9%
Same-Store Total	100.0%	95.0%	95.7%	(0.7)%	$1,692	$1,653	2.4%	$1,865	$1,850	0.8%

(1)Includes apartment communities in Grand Forks, North Dakota.
(2)Includes apartment communities in Billings, Montana.
(3)NOI is a non-GAAP financial measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(4)Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-12

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI(3)
Regions		Q3 2026	Q2 2026	% Change	Q3 2026	Q2 2026	% Change	Q3 2026	Q2 2026	% Change
Denver, CO	1,801	$10,871	$10,935	(0.6)%	$4,695	$4,133	13.6%	$6,176	$6,802	(9.2)%
Minneapolis, MN	3,433	18,019	18,141	(0.7)%	7,649	7,053	8.5%	10,370	11,088	(6.5)%
Boulder/Ft. Collins, CO	559	3,365	3,367	(0.1)%	1,147	1,174	(2.3)%	2,218	2,193	1.1%
North Dakota(1)	865	4,033	3,969	1.6%	1,502	1,404	7.0%	2,531	2,565	(1.3)%
Omaha, NE	872	3,928	3,861	1.7%	1,592	1,483	7.3%	2,336	2,378	(1.8)%
Rochester, MN	1,129	6,382	6,369	0.2%	2,510	2,409	4.2%	3,872	3,960	(2.2)%
Other Mountain West(2)	748	3,376	3,354	0.7%	1,211	1,134	6.8%	2,165	2,220	(2.5)%
Same-Store Total	9,407	$49,974	$49,996	—%	$20,306	$18,790	8.1%	$29,668	$31,206	(4.9)%

	% of NOI	Weighted Average Occupancy (4)			Average Monthly Rental Rate (4)			Average Monthly Revenue per Occupied Home (4)
Regions		Q3 2026	Q2 2026	Growth	Q3 2026	Q2 2026	% Change	Q3 2026	Q2 2026	% Change
Denver, CO	20.8%	93.4%	94.6%	(1.2)%	$1,978	$1,962	0.8%	$2,154	$2,140	0.7%
Minneapolis, MN	34.9%	95.1%	96.7%	(1.6)%	1,639	1,611	1.7%	1,839	1,822	0.9%
Boulder/Ft. Collins, CO	7.5%	93.5%	95.7%	(2.2)%	1,956	1,921	1.8%	2,145	2,097	2.3%
North Dakota(1)	8.5%	97.3%	97.0%	0.3%	1,443	1,409	2.4%	1,598	1,577	1.3%
Omaha, NE	7.9%	94.0%	94.6%	(0.6)%	1,453	1,428	1.8%	1,598	1,561	2.4%
Rochester, MN	13.1%	96.7%	97.4%	(0.7)%	1,834	1,814	1.1%	1,948	1,930	0.9%
Other Mountain West(2)	7.3%	95.7%	95.1%	0.6%	1,398	1,390	0.6%	1,571	1,572	(0.1)%
Same-Store Total	100.0%	95.0%	96.0%	(1.0)%	$1,692	$1,668	1.4%	$1,865	$1,846	1.0%

(1)Includes apartment communities in Grand Forks, North Dakota.
(2)Includes apartment communities in Billings, Montana.
(3)NOI is a non-GAAP financial measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(4)Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-13

CENTERSPACE
SAME-STORE YEAR TO DATE COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI(3)
Regions		2026	2025	% Change	2026	2025	% Change	2026	2025	% Change
Denver, CO	1,801	$32,916	$34,836	(5.5)%	$13,136	$12,801	2.6%	$19,780	$22,034	(10.2)%
Minneapolis, MN	3,433	53,948	53,120	1.6%	22,211	21,778	2.0%	31,737	31,342	1.3%
Boulder/Ft. Collins, CO	559	10,116	10,383	(2.6)%	3,563	3,304	7.8%	6,553	7,079	(7.4)%
North Dakota(1)	865	11,834	11,181	5.8%	4,574	4,479	2.1%	7,260	6,702	8.3%
Omaha, NE	872	11,674	11,354	2.8%	4,410	4,547	(3.0)%	7,264	6,807	6.7%
Rochester, MN	1,129	18,931	18,632	1.6%	7,376	6,946	6.2%	11,555	11,686	(1.1)%
Other Mountain West(2)	748	9,982	9,923	0.6%	3,472	3,318	4.6%	6,510	6,605	(1.4)%
Same-Store Total	9,407	$149,401	$149,429	—%	$58,742	$57,173	2.7%	$90,659	$92,255	(1.7)%

	% of NOI	Weighted Average Occupancy (4)			Average Monthly Rental Rate (4)			Average Monthly Revenue per Occupied Home (4)
Regions		2026	2025	Growth	2026	2025	% Change	2026	2025	% Change
Denver, CO	21.8%	93.9%	94.4%	(0.5)%	$1,971	$1,999	(1.4)%	$2,162	$2,276	(5.0)%
Minneapolis, MN	35.1%	96.0%	96.5%	(0.5)%	1,618	1,581	2.3%	1,820	1,782	2.1%
Boulder/Ft. Collins, CO	7.2%	94.9%	96.1%	(1.2)%	1,930	1,906	1.3%	2,119	2,148	(1.4)%
North Dakota(1)	8.0%	96.8%	97.1%	(0.3)%	1,417	1,333	6.3%	1,571	1,479	6.2%
Omaha, NE	8.0%	94.7%	94.1%	0.6%	1,436	1,391	3.2%	1,571	1,538	2.1%
Rochester, MN	12.7%	97.0%	96.7%	0.3%	1,818	1,780	2.1%	1,920	1,897	1.2%
Other Mountain West(2)	7.2%	94.9%	96.4%	(1.5)%	1,390	1,364	1.9%	1,562	1,529	2.2%
Same-Store Total	100.0%	95.5%	95.8%	(0.3)%	$1,675	$1,646	1.8%	$1,849	$1,842	0.4%

(1)Includes apartment communities in Grand Forks, North Dakota.
(2)Includes apartment communities in Billings, Montana.
(3)NOI is a non-GAAP financial measure. Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(4)Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-14

CENTERSPACE
PORTFOLIO SUMMARY(1)

	As of and for the Three Months Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Number of Apartment Homes at Period End
Same-Store	9,407	9,407	11,214	11,084	11,084
Non-Same-Store and Held for Sale(2)	1,049	2,683	1,049	1,178	1,178
All Communities(2)	10,456	12,090	12,263	12,262	12,262

Average Monthly Rental Rate(3)
Same-Store	$1,692	$1,668	$1,643	$1,639	$1,629
Non-Same-Store and Held for Sale(2)	1,874	1,662	1,848	1,842	1,858
All Communities(2)	$1,710	$1,666	$1,660	$1,658	$1,649

Average Monthly Revenue per Occupied Apartment Home(3)
Same-Store	$1,865	$1,846	$1,813	$1,818	$1,823
Non-Same-Store and Held for Sale(2)	2,067	1,840	2,058	2,080	2,090
All Communities(2)	$1,881	$1,844	$1,834	$1,843	$1,846

Weighted Average Occupancy(3)
Same-Store	95.0%	96.0%	95.4%	95.3%	95.8%
Non-Same-Store and Held for Sale(2)	95.3%	95.9%	92.0%	89.7%	87.5%
All Communities(2)	95.2%	96.0%	95.1%	94.7%	95.0%

Property Operating Expenses, including Real Estate Taxes as a % of Scheduled Rent(3)
Same-Store	40.6%	39.9%	41.5%	38.3%	41.6%
Non-Same-Store and Held for Sale(2)	35.0%	38.8%	40.7%	39.3%	42.6%
All Communities(2)	40.0%	39.7%	41.4%	38.4%	41.7%

Capital Expenditures
Total Recurring Capital Expenditures(3) per Apartment Home – Same-Store	$452	$303	$198	$269	$350

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Includes apartment communities classified as held for sale as of June 30, 2026 and excludes apartment communities classified as held for sale as of September 30, 2025, and June 30, 2025.
(3)Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-15

CENTERSPACE
CAPITAL EXPENDITURES
(dollars in thousands, except per home amounts)

	Three Months Ended		Nine Months Ended
Capital Expenditures	9/30/2026	9/30/2025	9/30/2026	9/30/2025
Total Same-Store Apartment Homes	9,407	9,406	9,407	9,406
All Properties - Weighted Average Apartment Homes(3)	10,919	13,281	11,695	13,140

Same-Store
Building - Exterior	$1,688	$870	$2,623	$2,210
Building - Interior	16	16	113	165
Mechanical, Electrical, & Plumbing	642	646	1,798	1,519
Furniture & Equipment	83	206	236	418
Landscaping & Grounds	315	537	582	758
Turnover Replacements	961	908	2,485	2,212
Work in progress - net change	549	434	1,067	894
Recurring Capital Expenditures(1) - Same-Store	$4,254	$3,617	$8,904	$8,176
Recurring Capital Expenditures(1) per Apartment Home - Same-Store	$452	$385	$947	$869

Recurring Capital Expenditures(1) - All Properties	$4,364	$4,389	$10,096	$11,712
Recurring Capital Expenditures(1) per Weighted Average Apartment Home - All Properties	$400	$330	$863	$891

Value Add(1)
Same-Store
Interior - Units	$1,509	$913	$2,111	$1,932
Common Areas and Exteriors	177	2,526	2,283	4,202
Work in Progress - net change	(1,026)	(229)	(894)	119
Total Value Add - Same Store	$660	$3,210	$3,500	$6,253

All Properties
Interior - Units	$1,537	$1,580	$2,138	$3,920
Common Areas and Exteriors	178	2,789	2,825	5,227
Work in Progress - net change	(1,047)	(184)	(1,077)	(13)
Total Value Add - All Properties	$668	$4,185	$3,886	$9,134

Total Same-Store Capital Spend(2)
Capital Spend - Same-Store(2)	$4,914	$6,827	$12,404	$14,429
Capital Spend per Apartment Home - Same-Store(2)	$522	$726	$1,319	$1,534

Acquisition and Other Capital Expenditures(1)
All Properties	$1,002	$805	$4,995	$3,460

Total Capital Spend
Total Capital Spend - All Properties	$6,034	$9,379	$18,977	$24,306
Total Capital Spend per Weighted Average Apartment Home - All Properties	$553	$706	$1,623	$1,850

(1)Refer to pages S-17 through S-21 “Non-GAAP Financial Measures and Other Terms” for definitions.
(2)Includes value-add and excludes acquisition and other capital expenditures on same-store communities.
(3)Includes all properties, including held for sale and dispositions for the period owned.

S-16

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND OTHER TERMS
Acquisition and Other Capital Expenditures
Acquisition and other non-routine capital expenditures represent capital additions contemplated in the underwriting at recently acquired communities. These amounts are considered when determining expected returns. Other capital expenditures includes casualty and other non-routine capital items including, but not limited to, tenant improvements, real estate special assessments, and capital expenditures incurred to dispose of properties. Casualty represents capitalized costs incurred in connection with the restoration of an apartment community after a casualty event.
Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The Company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.
Average Monthly Rental Rate
Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
Average Monthly Revenue per Occupied Home
Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
Debt Service Coverage Ratio
Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

	As of and for the
	Three Months Ended					Nine Months Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Adjusted EBITDA	$28,949	$34,581	$31,626	$34,894	$35,231	$95,156	$102,806

Interest Expense	8,412	10,623	10,470	11,537	12,989	29,505	33,330
Principal Amortization	1,328	1,488	1,567	1,939	2,000	4,383	5,759
Total Interest Expense and Principal Amortization	9,740	12,111	12,037	13,476	14,989	33,888	39,089
Distributions paid to Series D preferred unitholders	57	58	57	57	109	172	429
Total Interest Expense, Principal Amortization, and preferred distributions	9,797	12,169	12,094	13,533	15,098	34,060	39,518

Debt Service Coverage Ratio	2.97	2.86	2.63	2.59	2.35	2.81	2.63

Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.95	2.84	2.62	2.58	2.33	2.79	2.60
Effective Blended Lease Rate Growth
Effective blended lease rate growth is the weighted average of effective new lease rate growth and effective renewal lease rate growth within the given timeframe.
Effective New Lease Rate Growth
Effective new lease rate growth is the growth in gross rents after the effect of leasing concessions for new leases that became effective within the given timeframe as compared to the prior lease.

S-17

Effective Renewal Lease Rate Growth
Effective renewal lease rate growth is the growth in gross rents after the effect of leasing concessions for renewal leases that became effective within the given timeframe as compared to the prior lease.
Funds From Operations and Core Funds From Operations
The Company believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization.
The Company uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets;
•gains and losses from change in control;
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and
•similar adjustments for partially owned consolidated real estate entities.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the Company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The Company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.
While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income (loss) or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”), a non-GAAP measure, is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the Company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income (loss), or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the Company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.
Held For Sale
The Company classifies properties as held for sale when they meet the GAAP criteria, which include: (a) management commits to and initiates a plan to sell the asset; (b) the sale is probable and expected to be completed within one year under terms that are usual and customary for sales of such assets; and (c) actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. The Company generally considers these criteria met when the transaction has been approved by its Board of Trustees, there are no known significant contingencies related to the sale, and management believes it is probable that the sale will be completed within one year.

S-18

Net Debt Divided by Adjusted EBITDA
Net debt is the total outstanding debt balance less cash and cash equivalents and net tax deferred proceeds held in restricted cash for exchanges under section 1031(b) of the Internal Revenue Code. Preferred equity is the value of Series D preferred units outstanding. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended					Nine Months Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Total debt(1)	$843,819	$1,021,147	$1,047,846	$1,053,909	$1,177,284	$843,819	$1,177,284
Less: cash and cash equivalents	116,235	8,560	7,555	12,833	12,896	116,235	12,896
Less: 1031 funds in restricted cash	—	—	—	—	50,941	—	50,941
Net debt	$727,584	$1,012,587	$1,040,291	$1,041,076	$1,113,447	$727,584	$1,113,447

Adjusted EBITDA(2)	$115,796	$138,324	$126,504	$139,576	$140,924	$126,875	$137,075
Net debt/Adjusted EBITDA	6.28	7.32	8.22	7.46	7.90	5.73	8.12

Preferred Equity	$5,940	$5,940	$5,940	$5,940	$5,940	$5,940	$5,940
Net debt and preferred equity	$733,524	$1,018,527	$1,046,231	$1,047,016	$1,119,387	$733,524	$1,119,387
Adjusted EBITDA(2)	$115,796	$138,324	$126,504	$139,576	$140,924	$126,875	$137,075
Net debt and preferred equity/Adjusted EBITDA	6.33	7.36	8.27	7.50	7.94	5.78	8.17
(1)Excludes premiums, discounts, and deferred financing costs.
(2)Annualized for periods less than one year.
Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. The Company believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that excludes gain (loss) on the sale of real estate and other investments, impairment, depreciation and amortization, financing costs, including interest and other income, losses on extinguishment of debt, and interest expense, property management expenses, casualty losses net of recoveries, loss on litigation settlement, merger related costs, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.
Non-stabilized Community
A non-stabilized community is a development community that is either currently under construction or undergoing lease-up or is a recent acquisition prior to reaching overall occupancy of 90%.
Payout Ratio (Core FFO per Diluted Share and Unit Basis)
Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Core FFO definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended					Nine Months Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Common distribution per share and unit	$0.77	$0.77	$0.77	$0.77	$0.77	$2.31	$2.31
Core FFO per common share and unit diluted	1.11	1.27	1.12	1.25	1.19	3.51	3.68
Payout ratio	69.4%	60.6%	68.8%	61.6%	64.7%	65.8%	62.8%

S-19

Recurring Capital Expenditures
Recurring capital expenditures represent expenditures necessary to help preserve the value of and maintain the functionality at communities. Property recurring capital expenditures are necessary to maintain asset quality, including purchasing and replacing items used to operate the communities such as appliances, mechanical equipment, flooring to roof replacement, paving, siding, and major landscaping.
Repositioned Community
The Company defines a re-positioned community as having significant development and construction activity on existing buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of improved community cash flow and competitive position through extensive unit and amenity upgrades. We categorize a re-positioned community as same-store when the development and construction activity has been completed, and operations have stabilized. This is typically reaching an overall occupancy of 90%. Not all communities undergoing value add are considered a re-positioned community.
Retention Rate
Retention rate is the percentage of leases expiring within the given timeframe that were converted to a term renewal.
Same-Store Controllable Expenses
The Company defines same-store controllable expenses as property operating expenses excluding real estate taxes and insurance. Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses and real estate taxes.
Scheduled Rental Revenue
Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
Stabilized Community
The Company defines stabilized communities as communities past development lease-up or a recent acquisition reaching an overall occupancy of 90%. A re-positioned community is considered stabilized when substantial redevelopment activities are complete and operations have stabilized. This is typically reaching an overall occupancy of 90% occupancy or is consistent occupancy for 90 days.
Total Debt to Total Market Capitalization
Total debt to total market capitalization, a non-GAAP financial measure, is total debt not adjusted for unamortized deferred financing costs or unamortized debt premiums and discounts from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares, operating partnership units, and the as converted Series E preferred units, and Series D preferred units outstanding at the end of the period. This non-GAAP financial measure should not be considered a substitute for operating results determined in accordance with GAAP.
Value Add
Value add represents expenditures that are expected to result in increased income generation or decreased expense growth over time to improve a community’s cash flow and competitive position. This includes elective capital expenditures such as full-scale renovations including new amenities, interior unit turn renovations, enhanced clubhouses and common area hallways and certain resource management initiatives including smart home automation as well as environmental and sustainability initiatives for higher rental levels or expense savings in their respective markets.

S-20

Weighted Average Occupancy
Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rental revenue. Scheduled rental revenue represents the value of all apartment homes, with occupied homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes. The Company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs and other real estate companies.

S-21